LEASE AGREEMENT


         THIS AGREEMENT is made this 9th day of January, 2004 between Derma Sciences, Inc. ("Lessor") and Kimberly-Clark Corporation ("Lessee").

         1. Lease of Equipment. The Lessor leases to the Lessee, for use upon the premises in Fort Worth, Texas now occupied by the Lessee, the equipment described in Exhibit A (the "Equipment").


         2. Rentals. The Lessee shall pay rentals of $1 per month and other good and valuable consideration, the receipt of which is hereby acknowledged by Lessor. The first rental payment is due three (3) months from the commencement of the Lease term and shall include the three (3) months in arrears plus the rental payment for the succeeding month. Subsequent rentals, if any, are due on the same date of each month thereafter during the term of the Lease, each for the succeeding month.


         3. Taxes and Assessments. The Lessee shall assume and pay, in addition to the sums set forth in Section 2 of this Lease, all taxes and/or assessments levied on the Equipment or the leasing thereof, whether assessed and billed to Lessee or Lessor.

         4. Warranties. Lessor warrants that it has good title to the Equipment free and clear of all claims, liens, encumbrances and security interests, excepting those arising by virtue of agreements currently in force between Lessor or Lessor's subsidiaries and Laurentian Bank of Canada and/or Merrill Lynch Business Financial Services, Inc. and those granted in favor of Lessee.

         5. Repair and Maintenance. At its expense, the Lessee shall maintain the Equipment in good working order and repair. All replacement parts will be paid for by Lessee, but shall become part of the Equipment and shall be the property of the Lessor.

         6. Liens; Assignments; Claims. Lessee shall keep the Equipment free and clear of all liens, encumbrances and security interests and shall not remove it from the premises above described or do or permit anything to be done which might operate to prejudice Lessor's title; shall not transfer, deliver, or sublet the Equipment to any other person or corporation without prior written consent of the Lessor; shall not assign any rights hereunder to any other person or corporation without prior written consent of the Lessor; and shall comply with all laws, ordinances and regulations applicable to the Equipment and the use thereof.


     7. Risk of Loss. Lessee shall exercise reasonable care to prevent loss or damage to the Equipment during the term of this Lease; however, all risk of loss or damage beyond the reasonable control of Lessee shall be borne by Lessor. Anything hereinafter contained to the contrary notwithstanding, Lessee shall assume and maintain liability for injuries to persons or property (except injury or damage to the Equipment beyond the reasonable control of Lessee), as well as violations of the Occupational Safety and Health Act of 1970, regulations thereunder and similar state statutes and regulations, resulting from the operation or maintenance of the Equipment.


     8. Inspection. Lessee shall permit the Lessor's agents to enter upon Lessee's premises to inspect the Equipment at all reasonable times.


     9. Term and Termination.


          (a) The term of the Lease shall commence on the date first above written. Unless terminated earlier pursuant to Section (b) of this Section 9, this Lease shall continue in full force and effect until April 30, 2004.


          (b) Lessor may, at its sole option, terminate this Lease, effective immediately upon the occurrence of one or more of the following events: (i) Lessee fails, within 45 days after written notice thereof from Lessor, to cure any breach of any of its covenants in this Lease; (ii) insolvency or bankruptcy of the Lessee; (iii) the making by Lessee of an assignment for the benefit of creditors; (iv) appointment of a trustee or receiver for Lessee, or for a substantial part of its property, with or without its consent, or (v) institution by or against Lessee of bankruptcy, reorganization, arrangement or insolvency proceedings of which Lessee is the subject.

          (c) Upon termination or expiration of this Lease, the Lessee shall immediately deliver the Equipment to Lessor in substantially the same operating order and condition as of the date of the commencement of the Lease term, with exception for the reasonable wear and tear and depreciation resulting from the authorized and normal use thereof and for damage beyond the reasonable control of Lessee, as described in Section 7.

          (d) On or before five (5) days following expiration or termination of this Lease, Lessor will accept delivery of and remove the Equipment from Lessee's premises at Fort Worth, Texas. To avoid confusion and without limiting the foregoing, Lessor shall be responsible for all costs, risks and liability associated with disassembly of the Equipment at Lessee's Fort Worth, Texas premises and with removal and transportation of the Equipment from such premises.

          10. Controlling Law. This Lease Agreement shall be construed in accordance with the laws of the State of Texas.


           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

                                Derma Sciences, Inc.


                                By:  _______________________________
                                Title:  President and Chief Executive Officer
                                         214 Carnegie Center, Suite 100
                                         Princeton, NJ 08549



                                Kimberly-Clark Corporation


                                By:  _______________________________
                                Title:  President, Business-to-Business
                                         1400 Holcomb Bridge Road
                                         Roswell, Georgia 30076

Supply Agreement Exhibit A (Trademark Estate)

Trademark               Trademark Type  Stock Code      Material Description
---------               --------------  ----------      --------------------
SHUR-CONFORM*           Common Law      77041   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 3"""
SHUR-CONFORM*           Common Law      77042   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 8"""
SHUR-CONFORM*           Common Law      77043   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 16"""
SHUR-CONFORM*           Common Law      77044   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 8"""

COVERALL* 5 N' 1        Common Law      20017   "COVERALL* 5 'n 1 Border Gauze, Non-Sterile, 6"" X 6"""
COVERALL* 5 N' 1        Common Law      77045   "COVERALL* 5 'n 1 Dressing, Sterile, 4"" X 4"""
COVERALL* 5 N' 1        Common Law      77046   "COVERALL* 5 'n 1 Dressing, Sterile, 6"" X 6"""
COVERALL* 5 N' 1        Common Law      77047   "COVERALL* 5 'n 1 Dressing, Sterile, 6"" X 8"""

SHUR-STRIP(R)   "US Reg. 1,156,937 "    81117   "S101 Shur Strips (1/8"" x 3"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81118   "S102 Shur Strips (1/4"" x 3"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81119   "S103 Shur Strips (1/4"" x 1 1/2"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81120   "S105 Shur Strips (1/4"" x 4"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81121   "S106 Shur Strips (1/2"" x 4"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81122   "S107 Shur Strips (1"" x 4"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71149   NS101 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71150   NS102 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71151   NS103 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71152   NS105 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71153   NS106 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71154   NS107 Nonsterile bulk

Supply Agreement Exhibit B (Transfer Prices)


Kimberly-                   Kimberly-                   Kimberly-
Clark    Derma              Clark    Derma              Clark    Derma
Stock    Inventory Cost     Stock    Inventory Cost     Stock    Inventory Cost
Code     ($/CASE)           Code     ($/CASE)           Code     ($/CASE)

20017    $56.87             81122    $54.56             10503    $44.00
20049    $48.00             99815    $31.77             10505    $63.20
20053    $28.00             99816    $22.30             10506    $43.20
20056    $27.89             99817    $27.30             10507    $90.40
20059    $27.36             99818    $18.33             10539    $38.47
20062    $32.60             99819    $20.17             10549    $59.20
20065    $43.21             99820    $40.52             10559    $16.81
20068    $72.96             99821    $24.72             10560    $21.82
71149    $57.09             99822    $22.59             10561    $14.40
71150    $57.09             99823    $34.41             10563    $14.48
71151    $57.09             13082    $17.28             10564    $16.90
71152    $67.65             13083    $22.56             10565    $23.04
71153    $67.65             20046    $29.76             10567    $16.26
71154    $74.44             10223    $61.60             10568    $15.67
71164    $84.00             10224    $96.00             10569    $46.40
71165    $128.00            10239    $124.80            10570    $64.96
77030    $61.12             10364    $23.12             10578    $50.05
77034    $50.80             20016    $63.83             10579    $53.76
77041    $124.66            20019    $40.11             10580    $53.76
77042    $59.50             20024    $81.35             10590    $31.20
77043    $135.24            20027    $22.68             10599    $17.89
77044    $106.73            20030    $24.68             10600    $30.03
77045    $73.71             20033    $29.11             10607    $38.69
77046    $115.20            20036    $36.71             10611    $91.94
77047    $136.80            20039    $42.16             10614    $34.11
77051    $15.28             20043    $49.85             10617    $62.40
77052    $15.28             10426    $52.00             99988    $38.94
77053    $17.12             10427    $52.00             99989    $51.52
77054    $19.84             10428    $52.00             99990    $58.41
77061    $16.16             10429    $80.00             10619    $45.60
77062    $16.96             10431    $80.00             68799    $26.40
77063    $19.84             10432    $80.00             99970    $9.97
77064    $28.48             10472    $112.00            20071    $50.16
81117    $52.60             10474    $112.00            20074    $43.22
81118    $50.22             10477    $62.40             20077    $74.02
81119    $46.60             10489    $45.60             20082    $67.54
81120    $60.54             10499    $32.80
81121    $71.26             10501    $72.80

Supply Agreement Exhibit C

                     During
                     Transition
                     Period                   Derma OK'd
Stock                Projected                OEM & KC
Code                 Sales(CS)                Inventory(CS)
-----                ---------                -------------
20017                0.0                      0.0
20049                65.8                     87.7
20053                34.3                     45.7
20056                357.0                    476.0
20059                165.5                    220.7
20062                133.8                    178.3
20065                83.5                     111.3
20068                351.0                    468.0
71149                0.0                      0.0
71150                1.0                      1.3
71151                0.0                      0.0
71152                0.0                      0.0
71153                87.5                     116.7
71154                1.0                      1.3
71164                2.0                      2.7
71165                14.3                     19.0
77030                31.8                     42.3
77034                221.5                    295.3
77041                80.8                     107.7
77042                142.8                    190.3
77043                10.5                     14.0
77044                11.3                     15.0
77045                68.5                     91.3
77046                30.8                     41.0
77047                7.8                      10.3
77051                709.8                    946.3
77052                547.5                    730.0
77053                320.0                    426.7
77054                55.3                     73.7
77061                685.0                    913.3
77062                480.3                    640.3
77063                319.3                    425.7
77064                108.5                    144.7
81117                82.3                     109.7
81118                360.8                    481.0
81119                30.3                     40.3
81120                70.0                     93.3
81121                229.0                    305.3
81122                3.5                      4.7
99815                10.8                     14.3
99816                0.0                      0.0
99817                5.3                      7.0
99818                3.3                      4.3
99819                0.0                      0.0
99820                0.8                      1.0
99821                6.0                      8.0
99822                164.8                    219.7
99823                8.8                      11.7
13082                330.0                    330.0
13083                0.0                      0.0
20046                812.3                    837.0
10223                0.0                      0.0
10224                0.0                      0.0
10239                0.0                      0.0
10364                0.0                      0.0
20016                0.0                      1,000.0
20019                150.0                    0.0
20024                1,082.5                  0.0


             Exhibit C (Projected Volumes)              Page 1 of 2



                     During
                     Transition
                     Period                   Derma OK'd
Stock                Projected                OEM & KC
Code                 Sales(CS)                Inventory(CS)
-----                ---------                -------------
20027                150.0                    0.0
20030                1,299.0                  0.0
20033                0.0                      500.0
20036                160.0                    350.0
20039                108.3                    0.0
20043                129.9                    0.0
10426                0.0                      63.0
10427                0.0                      63.0
10428                126.0                    315.0
10429                0.0                      252.0
10431                0.0                      252.0
10432                0.0                      0.0
10472                0.0                      0.0
10474                0.0                      0.0
10477                0.0                      0.0
10489                0.0                      0.0
10499                0.0                      0.0
10501                0.0                      0.0
10503                0.0                      0.0
10505                0.0                      0.0
10506                0.0                      0.0
10507                0.0                      0.0
10539                0.0                      0.0
10549                0.0                      0.0
10559                0.0                      0.0
10560                0.0                      0.0
10561                0.0                      0.0
10563                0.0                      0.0
10564                0.0                      0.0
10565                0.0                      0.0
10567                0.0                      0.0
10568                0.0                      0.0
10569                0.0                      0.0
10570                0.0                      0.0
10578                0.0                      0.0
10579                0.0                      0.0
10580                0.0                      0.0
10590                150.0                    350.0
10599                150.0                    150.0
10600                0.0                      0.0
10607                0.0                      50.0
10609                0.0                      0.0
10611                0.0                      10.0
10614                120.0                    268.0
10617                30.0                     0.0
99987                0.0                      0.0
99988                0.0                      0.0
99989                30.0                     30.0
99990                25.0                     25.0
10619                300.0                    300.0
68799                400.0                    400.0
99970                0.0                      0.0
20071                194.9                    0.0
20074                0.0                      60.0
20077                220.0                    0.0
20082                43.3                     40.0
TOTAL                12,113.9                 13,782.0


             Exhibit C (Projected Volumes)              Page 2 of 2

Supply Agreement Exhibit D (RM Inventory & Cost)

                    Ending Inventory 3/29/04                            Derma to
Part          UM      (includes purchases)      Cost      Ext. Cost     take
----          --    ------------------------    ----      ---------     --------
0001703274    EA    4990                        $0.02     $84.83        Yes
0001735813    RL    97                          $44.62    $4,327.91     Yes
016004        LY    2583                        $0.07     $173.84       Yes
0160095000    EA    2004                        $0.45     $901.80       Yes
0160096000    EA    1269                        $0.45     $571.05       Yes
0160109000    EA    2639                        $1.01     $2,677.27     Yes
0160110000    EA    6115                        $0.62     $3,810.26     Yes
0160111000    EA    5519                        $0.44     $2,420.63     Yes
0160112000    EA    838                         $1.11     $933.53       Yes
0160778000    EA    2364                        $0.88     $2,090.49     Yes
022000        EA    0                           $0.01     $0.00         Yes
022975        EA    2717                        $0.44     $1,195.48     Yes
022976        EA    477                         $0.84     $401.63       Yes
025800        EA    61730                       $0.08     $4,895.19     Yes
025900        EA    0                           $0.03     $0.00         Yes
0260769000    EA    343                         $0.76     $260.92       Yes
0260770000    EA    1185                        $0.65     $768.00       Yes
0260771000    EA    353                         $0.84     $295.81       Yes
0260813000    EA    610                         $0.54     $331.84       Yes
0260865000    EA    1019                        $0.46     $469.56       Yes
0260903000    EA    10                          $0.73     $7.33         Yes
0260904000    EA    214                         $0.58     $123.63       Yes
026335        EA    443                         $0.58     $256.94       Yes
026355        EA    274                         $0.88     $242.22       Yes
027061        FT    17323                       $0.06     $1,122.53     Yes
028002        EA    845                         $0.63     $534.89       Yes
028026        EA    602                         $0.63     $378.72       Yes
029100        FT    34606                       $0.18     $6,312.13     Yes
1960100000    EA    66500                       $0.09     $6,197.80     Yes
5060100000    EA    58900                       $0.06     $3,551.67     yes
R10238        LB    454                         $1.75     $794.50       Yes
R10254        KG    172.5                       $50.49    $8,709.49     Yes
R10283        EA    172                         $0.59     $101.84       Yes
R10298        EA    72                          $0.56     $40.05        Yes
R10306        EA    67300                       $0.01     $444.18       Yes
R10324        FT    19980                       $0.05     $999.00       Yes
R10342        LY    47193                       $0.02     $811.72       Yes
R10343        LY    141001.5                    $0.05     $7,120.58     Yes
R10344        LY    143708                      $0.09     $12,373.26    Yes
R10345        LY    622                         $0.10     $62.82        Yes
R10359        LB    55.1                        $44.00    $2,424.40     Yes
R10360        LY    33796                       $0.03     $953.05       Yes
R10361        LY    57566                       $0.03     $1,963.00     Yes
R10362        LY    66700                       $0.05     $3,428.38     Yes
R10363        LY    38180                       $0.09     $3,352.20     Yes
R10381        FT    12895                       $0.13     $1,663.46     Yes
R10382        FT    3490                        $0.11     $369.24       Yes
R10405        LB    7.2                         $7.05     $50.74        Yes
R10406        LB    60.4                        $6.15     $371.46       Yes
R10407        GL    20.8                        $5.38     $111.90       Yes
R10410        FT    139242                      $0.01     $1,935.46     Yes
R10430        LB    328                         $0.97     $318.16       Yes
R10431        LB    1520                        $0.86     $1,307.05     Yes
R10618        LB    40.2                        $1.14     $45.68        Yes
R10687        EA    95200                       $0.03     $2,760.80     Yes
R10717        EA    348                         $0.31     $108.05       Yes
R10731        EA    965                         $0.27     $264.41       Yes
R10732        EA    1142                        $0.44     $501.68       Yes
R10733        EA    588                         $0.65     $379.85       Yes
R10737        FT    1862                        $0.25     $459.91       Yes


                          Exhibit D (RM Volumes Cost)               Page 1 of 2



                    Ending Inventory 3/29/04                            Derma to
Part          UM      (includes purchases)      Cost      Ext. Cost     take
----          --    ------------------------    ----      ---------     --------

R10739        FT    5162                        $0.05     $237.97       Yes
R10740        FT    5000                        $0.05     $231.50       Yes
R10751        EA    347                         $0.60     $207.16       Yes
R10755        EA    817                         $0.47     $384.40       Yes
R10759        EA    137                         $0.41     $56.51        Yes
R10763        EA    562                         $0.49     $274.37       Yes
R14086        EA    2435                        $0.87     $2,128.92     Yes
R14128        LY    31858                       $0.08     $2,389.35     Yes
R14138        EA    907                         $0.58     $526.06       Yes
R14139        EA    1104                        $0.51     $567.46       Yes
R14140        EA    873                         $0.48     $417.29       Yes
R14141        EA    745                         $0.44     $330.78       Yes
R14150        FT    151128                      $0.05     $7,465.72     Yes
R15395        EA    24900                       $0.04     $888.93       Yes
R15816        EA    10890                       $0.12     $1,280.66     Yes
R15838        LB    53                          $16.96    $898.88       Yes
R15839        KG    30                          $56.82    $1,704.55     Yes
R15841        EA    1800                        $0.14     $247.50       Yes
R15842        EA    5590                        $0.28     $1,565.20     Yes
R15868        FT    27949                       $0.04     $1,218.58     Yes
R16062        LB    6.8                         $33.16    $225.49       Yes
R16063        GL    3.6                         $8.35     $30.06        Yes
R16064        LB    474                         $0.73     $345.64       Yes
R16113        LB    37.3                        $166.28   $6,202.24     Yes
R16114        LB    129.8                       $1.28     $166.20       Yes
R16658        EA    1148                        $0.42     $479.29       Yes
R16659        EA    421                         $0.51     $213.95       Yes
R16691        FT    80318                       $0.04     $3,429.58     Yes
R16692        FT    47634                       $0.03     $1,228.96     Yes
R17182        EA    988                         $0.45     $447.56       Yes
R17232        FT    68418                       $0.08     $5,254.50     Yes
R17493        EA    524                         $0.33     $172.87       Yes
R17496        FT    20890                       $0.03     $714.44       Yes
R17501        FT    9259                        $0.03     $273.14       Yes
R17510        LY    23267                       $0.03     $663.11       Yes
R17511        LY    61911                       $0.03     $2,043.06     Yes
R17512        LY    51065                       $0.05     $2,711.55     Yes
R17526        FT    57572                       $0.05     $2,878.60     Yes
R17588        FT    70800                       $0.11     $7,788.00     Yes
R17589        EA    241                         $0.54     $129.71       Yes
R17590        EA    534                         $0.46     $246.71       Yes
R17591        EA    434                         $1.45     $629.73       Yes
R17592        EA    842                         $0.63     $531.30       Yes
R17593        EA    475                         $0.39     $186.63       Yes
R17594        EA    327                         $0.47     $153.98       Yes
R17595        EA    98                          $0.58     $57.09        Yes
R17596        EA    281                         $0.51     $141.99       Yes
R17609        EA    3391                        $0.44     $1,492.04     Yes
R17611        EA    550                         $0.58     $319.00       Yes
R17786        EA    4731                        $0.12     $586.64       Yes
R17788        EA    1016                        $0.52     $528.32       Yes
R17789        EA    446                         $0.61     $272.10       Yes
R18211        EA    686                         $0.30     $207.65       Yes
R18469        EA    40700                       $0.985    $40,089.50    Yes
R18471        EA    20000                       $1.16     $23,200.00    Yes
R18468        EA    37500                       $0.42     $15,750.00    Yes
R18470        EA    5000                        $1.62     $8,100.00     Yes

                                                          $250,476.63


                          Exhibit D (RM Volumes Cost)               Page 2 of 2

                                    EXHIBIT E

                             DESCRIPTION OF SERVICES
                             -----------------------


Order  Processing/Customer  Service,   Invoicing/Accounts   Receivable,   Rebate
--------------------------------------------------------------------------------
Processing, Partners in Quality:
-------------------------------
o Seller will continue providing these services during the Transition Period. Except as noted below, all of these services will end upon the same date. The termination of these services will occur immediately following a month end.
o For a period of up to one hundred and twenty (120) days following the transition of the Invoicing, Order Processing, Customer Service and Partners in Quality functions, Seller shall maintain the collection and accounts receivable functions.
o When errant orders or returns are received after the customers have been notified of the change in purchasing instructions, Seller and the Buyer will work with their respective customers to instruct them as to how to correct the process of placing orders and processing returns with their counter part. Buyer and Seller will cooperate to encourage all current customers to effect the change in ordering pattern.
o All orders that are taken by Seller during the Transition Period will be consistent with Seller's existing terms and conditions.
o All returns of values less than $10,000 shall be managed using Seller's existing returns policy. Returns valued at $10,000 or higher shall require authorization from Buyer. All restocking fees shall belong to Buyer.
o Seller shall provide data gathered for any Product related complaint to Buyer. Buyer will be responsible for required regulatory filing.

Warehousing and Order Fulfillment:
---------------------------------
o Seller will provide these services to the Buyer for a period of up to one hundred and twenty (120) days after the date hereof.
o Warehousing and order fulfillment will only be provided for orders taken through K-C's order entry process. o Seller will fill all orders received through its Order Processing System. Buyer will fill all orders received through its Order Processing System.
o Seller will administer the services in a manner consistent with its policies.

Management Information Systems:
------------------------------
o        Seller will provide these services during the Transition Period.
o Services will be limited to production of those reports that Seller has normally used in connection with the Activity and also providing the necessary transfer of data necessary to get all records to the Buyer for the Buyer's input into Buyer's information systems.
o Seller will cooperate with Buyer to transition these services to the mutual benefit of both parties and to facilitate the data exchange in an efficient manner.
o Requests for reports or services outside those already produced in managing the product line will result in incremental charges to the Buyer. Such requests will be evaluated by the Seller and a quote for the cost and timing will be provided to the Buyer.

Remittance of Interim Sales:
---------------------------
K-C will provide Derma with an income statement for the sales of Product within 8 business days of a month's end. The statement will provide Gross Profits derived by reducing the value of Gross Sales for the month by a Cash Discount (agreed to be 1% of Gross Sales), Rebates (agreed to be 3% of Gross Sales), Cost of Goods Sold (at the prices described in Exhibit B) and Distribution Expense (agreed to be 1.5% of Gross Sales). K-C will pay to Derma the resulting Gross Profit less the change in receivables occurring in the month. The change in receivables is agreed to be the Net Sales (defined as Gross Sales less the 1% Cash Discount and 3% Rebates), for the current month less the Net Sales for the prior month. The following table is provided for illustration:

-----------------------|-----------------------------------------------------------------------
                       |    January          February            March              April
-----------------------|-----------------------------------------------------------------------
Gross Sales            | $     100,000    $      90,000     $     120,000
                       | $       1,000    $         900     $       1,200
Rebates (3%)           | $       3,000    $       2,700     $       3,600
Net Sales              | $      96,000    $      86,400     $     115,200
                       |
COGS                   | $      70,000    $      63,000     $      84,000
                       | $       1,500    $       1,350     $       1,800
Gross Profit (24.5%)   | $      24,500    $      22,050     $      29,400
-----------------------|-----------------------------------------------------------------------
                       |
TRANSACTIONS           |
------------           |
Created Receivables    | $     (96,000)   $     (86,400)    $    (115,200)     -
                       | $          -     $      96,000     $      86,400       $     115,200
Profit Due to Derma    | $      24,500    $      22,050     $      29,400      -
=======================|=======================================================================
TOTAL PAYMENT TO DERMA | $     (71,500)   $      31,650     $         600       $     115,200
-----------------------------------------------------------------------------------------------


Payment of moneys due shall be made within 30 days of the end of month being reported.

Should K-C have any uncollected receivables related to sales of Product made under this agreement as of July 1, 2004, K-C will invoice Derma for the amount of the uncollected debts. Derma will pay K-C for the invoice within 30 days and will assume responsibility for the collection of the receivable.